UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 21, 2013

American Apparel, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32697	20-3200601
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

747 Warehouse Street, Los Angeles, CA	90021-1106
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (213) 488-0226
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As previously announced, on April 4, 2013, American Apparel Inc. ("Parent") issued $206,000 aggregate principal amount of its 13% Senior Secured Notes due 2020 (the "Notes") with a maturity date of April 15, 2020.

The Notes are guaranteed by each of the Company’s current and future 100% owned direct and indirect domestic subsidiaries, subject to certain customary automatic release provisions, including release of the subsidiary guarantor's guarantee upon the sale of all of such guarantor's equity interest or all or substantially all of its assets, designation of such guarantor as an unrestricted or immaterial subsidiary for purposes of the indenture and satisfaction of the defeasance or discharge provisions of the indenture.

These guarantees will be joint and several obligations of the guarantors. The obligations of each guarantor under its note guarantee will be limited as necessary to prevent that note guarantee from constituting a fraudulent conveyance under applicable law.

This Current Report on Form 8-K is being filed by the Company, in accordance with Rule 3-10 of Regulation S-X, to retrospectively add:

•	Note 19 to Consolidated Financial Statements, Condensed Consolidating Financial Information, in Item 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2012; and

•
Note 17 to Interim Consolidated Financial Statements, Condensed Consolidating Financial Information, in Item 1 of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2013

These additional notes reflect the Company’s domestic subsidiaries, as specifically described above, as guarantors under the note guarantees and the Company’s international subsidiaries as non-guarantors. Item 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 and Item 1 of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2013 are being restated in their entirety to reflect these adjustments and are attached as Exhibits hereto and are incorporated by reference herein.

This Current Report on Form 8-K should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 and the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2013, as well as the Company’s other filings with the Securities and Exchange Commission (the “SEC”).

Additional Information
THESE FINANCIAL STATEMENTS ARE BEING FILED BY THE COMPANY, IN ACCORDANCE WITH RULE 3-10 OF REGULATION SX, IN CONNECTION WITH THE REGISTRATION STATEMENT ON FORM S-4 THAT THE COMPANY INTENDS TO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) IN CONNECTION WITH THE EXCHANGE OFFER FOR THESE NOTES.

THE REGISTRATION STATEMENT WILL INCLUDE A PROSPECTUS OF THE COMPANY AND OTHER RELEVANT MATERIALS IN CONNECTION WITH THE PROPOSED TRANSACTION. THE PROSPECTUS WILL BE MAILED TO THE STOCKHOLDERS OF AMERICAN APPAREL, INC. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROSPECTUS AND REGISTRATION STATEMENT, AND ANY AND ALL AMENDMENTS OR SUPPLEMENTS THERETO, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

This prospectus contains summaries of the material terms of certain documents. Copies of these documents, except for certain exhibits and schedules, will be made available to you without charge upon written or oral request to us.

Requests for documents or other additional information should be directed to American Apparel, Inc., 747 Warehouse Street, Los Angeles, California 90021-1106, Attention: General Counsel, Telephone: (213) 488-0226. To obtain timely delivery of documents or information, we must receive your request no later than five (5) business days before the expiration date of the exchange offer.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Item 8, Annual Report on Form 10-K for the year ended December 31, 2012 —Financial Statements and Supplementary Data
99.2	Item 1, Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2013 —Financial Statements

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN APPAREL, INC.

Dated:	August 21, 2013	By:	/s/ John J. Luttrell
			Name:	John J. Luttrell
			Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Item 8, Annual Report on Form 10-K for the year ended December 31, 2012 —Financial Statements and Supplementary Data
99.2	Item 1, Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2013 —Financial Statements